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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 17, 2002


                             ALLFIRST FINANCIAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware

         (State or other jurisdiction of incorporation or organization)


         1-7273                                  52-0981378
(Commission File Number)                (I.R.S. Employer Identification No.)


         25 S. Charles Street
         Baltimore, Maryland                              21201
(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code:(410) 244-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)

                         ------------------------------

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Item 7. Financial Statements and Exhibits

(c)      Exhibits

         16.1 Letter from PricewaterhouseCoopers, LLP pursuant to Regulation S-K, Item 304(a)(3)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ALLFIRST FINANCIAL INC.

Date: July 17, 2002                 By:  ROBERT L. CARPENTER, JR.
                                         -----------------------------
                                         Robert L. Carpenter, Jr.
                                         Executive Vice President and
                                         Chief Accounting Officer